EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Accredited Members Holding Corporation (the “Registrant”) for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lavigne Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2011
By:	/s/ David Lavigne David Lavigne Chief Financial Officer (principal financial officer)